UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
August 14, 2014 (August 14, 2014)

HCP, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-08895	33-0091377
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1920 Main Street

Suite 1200

Irvine, California 92614

(Address of principal executive offices, including zip code)

(949) 407-0700

 (Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On August 14, 2014, HCP, Inc., a Maryland corporation (the “Company”), completed its underwritten public offering (the “Offering”) of $800,000,000 aggregate principal amount of 3.875% senior unsecured notes due 2024 (the “Notes”).

The net proceeds of the Offering, after deducting the underwriting discount and estimated offering expenses payable by the Company, are approximately $789.7 million, which the Company intends to use, together with cash on hand, to repay the amount outstanding under its revolving line of credit, which was $300 million as of August 6, 2014. Such borrowings were principally used to (a) fund a portion of the recent acquisitions disclosed in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2014, and (b) repay an aggregate of $87 million of the Company’s medium-term notes, which matured on June 15, 2014 and carried interest rates per annum of either 6.0% or LIBOR plus 0.90%. The Company intends to use the remaining net proceeds from this Offering for general corporate purposes, which may include the funding of the Company’s anticipated $334 million cash contribution to the previously announced strategic joint venture with Brookdale Senior Living Inc., as described in the Company’s Current Report on Form 8-K filed on April 25, 2014, or other future acquisitions, investments or repayment of indebtedness.

Additional details related to the Offering may be found in the Prospectus Supplement, dated August 7, 2014 (the “Prospectus Supplement”), which was filed with the Securities and Exchange Commission (the “Commission”) on August 11, 2014.

The Notes are governed by the terms of the Indenture, dated November 19, 2012 (the “Base Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), which was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the Commission on November 19, 2012, as supplemented by the Fourth Supplemental Indenture, dated August 14, 2014, between the Company and the Trustee (the “Supplemental Indenture”), which is filed as Exhibit 4.1 to this Current Report on Form 8-K.

The Notes will mature on August 15, 2024, and the Company will pay interest on the Notes semi-annually on February 15 and August 15, beginning on February 15, 2015.  The Notes are senior unsecured obligations and rank equally with all of the Company’s existing and future senior unsecured indebtedness.

The Company may redeem all or part of the Notes at any time at its option at a redemption price equal to the greater of: (i) 100% of the principal amount of the Notes to be redeemed, or (ii) the “make-whole” amounts applicable to the Notes to be redeemed as set forth in the in the section titled “Description of the Notes — Optional Redemption” in the Prospectus Supplement.  In addition, the Notes are redeemable at a redemption price equal to 100% of the principal amount to be redeemed on or after May 17, 2024.

The Notes have been registered under the Securities Act of 1933, as amended, pursuant to an effective Registration Statement on Form S-3 (333-182824), originally filed with the Commission on July 24, 2012.  The description of the Base Indenture, the Supplemental Indenture and the Notes are summaries and are qualified in their entirety by the terms of the Base Indenture, the Supplemental Indenture and the form of the Notes.  Copies of the Supplemental Indenture and the form of the Notes are filed as exhibits hereto, and a copy of the Base Indenture has been previously filed, and each is incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits.

(d)                                 Exhibits.  The following exhibits are being filed herewith:

No.	Description
4.1	Fourth Supplemental Indenture, dated August 14, 2014, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee
4.2	Form of 3.875% Senior Notes due 2024 (included in Exhibit 4.1)
5.1	Opinion of Ballard Spahr LLP
5.2	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP
8.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP regarding tax matters
12.1	Statement regarding computation of ratios of earnings to fixed charges
23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1)
23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.2)
23.3	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 8.1)
99.1	Information relating to Item 14 of the Registration Statement on Form S-3 (333-182824)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2014	HCP, Inc.
(Registrant)

	By:	/s/ Timothy M. Schoen
Timothy M. Schoen
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

No.	Description
4.1	Fourth Supplemental Indenture, dated August 14, 2014, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee
4.2	Form of 3.875% Senior Notes due 2024 (included in Exhibit 4.1)
5.1	Opinion of Ballard Spahr LLP
5.2	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP
8.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP regarding tax matters
12.1	Statement regarding computation of ratios of earnings to fixed charges
23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1)
23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.2)
23.3	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 8.1)
99.1	Information relating to Item 14 of the Registration Statement on Form S-3 (333-182824)